                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by the Registrant             [   ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of Commission Only

[X] Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               ANSOFT CORPORATION

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------

     (5) Total fee paid:

     ---------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       ------------------------------
       (2) Form, Schedule or Registration No.:

       ------------------------------
       (3) Filing Party:

       ------------------------------
       (4) Date Filed:

         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   TO BE HELD ON TUESDAY, SEPTEMBER 10, 1996

         The Annual Meeting of Stockholders (the "Annual Meeting") of Ansoft Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, September 10, 1996, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119, for the following purposes:

     1. To elect a Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified;

     2. To ratify the selection of KPMG Peat Marwick LLP, independent accountants, to audit the books and accounts of the Company for the year ending April 30, 1997; and

     3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on July 23, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

         You are cordially invited to attend the annual meeting in person. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

                                             By Order of the Board of Directors,

                                             /s/ NICHOLAS CSENDES,
                                                 Nicholas Csendes,
                                           President and Chief Executive Officer

Pittsburgh, Pennsylvania
August 14, 1996

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                               ANSOFT CORPORATION
                         Four Station Square, Suite 660
                           Pittsburgh, Pa 15219-1119

                                PROXY STATEMENT

                              GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Ansoft Corporation, a Delaware corporation (the "Company"), for use at the Company's 1996 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Tuesday, September 10, 1996, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Pittsburgh, Pennsylvania 15219-1119, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, together with the accompanying Notice and the enclosed proxy card, are first being sent to stockholders on or about August 14, 1996.

RECORD DATE; VOTING SECURITIES; VOTING AND PROXIES

         The Board has fixed the close of business on July 23, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). On the Record Date, there were 7,641,059 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors.

         Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board. Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

         The Board knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

         Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

         The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone. In addition, the Company has retained American Stock Transfer to assist in the solicitation of proxies from brokers, nominees, institutions and individuals on behalf of the Company. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

QUORUM; VOTES REQUIRED

         The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing at least a majority of the total number of shares of Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

         A majority of the votes cast at the Annual Meeting are required for the adoption of the proposals described below. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors. Abstentions will be counted as shares present at the Annual Meeting and will thus increase the minimum number of affirmative votes necessary to approve these proposals. Because they will not be recorded as votes in favor of such proposals, however, abstentions will have the effect of votes against such proposals. Broker non-votes with respect to these proposals will be treated as shares not capable of being voted on these proposals; accordingly, broker non-votes will have no effect either on the minimum number of affirmative votes necessary to approve such proposals or on the outcome of voting on such proposals.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

         The Amended and Restated Certificate of Incorporation, as amended, and the By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board. The Board is currently comprised of five persons. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

         The names of the nominees, and certain information about them, is set forth below.

                                      Director
NAME                                AGE     SINCE    PRINCIPAL OCCUPATION AND DIRECTORSHIPS
- ----                                ---     -----    --------------------------------------
Zoltan J. Cendes, Ph.D.             50      1984     Chief Research Scientist and Chairman of the Board
Nicholas Csendes                    52      1984     President, Chief Executive Officer, Secretary and Director
Thomas A.N. Miller                  48      1984     Chief Financial Officer and Director
Jacob K. White, Ph.D.(1)            36      1996     Director
John N. Whelihan (1)                52      1996     Director


- ---------------
(1) Member of the Compensation and Audit Committees.

     Dr. Zoltan Cendes is a founder of Ansoft and has served as Chairman of the Board of Directors of the Company and its chief research scientist, since its formation in 1984. Since 1982, Dr. Cendes has been a university professor in electrical and computer engineering at Carnegie Mellon University. Dr. Cendes has lectured throughout North America, Europe and Asia on the topic of electromagnetics and finite element analysis and has published over 100 publications on these topics. Dr. Cendes directs the research efforts of Ansoft.

     Nicholas Csendes is a founder of Ansoft and has served as President, Chief Executive Officer and Secretary since 1992 and a director since 1984. From 1989 to 1994, Mr. Csendes was an officer, director and controlling stockholder of Southwest Gas Systems, Inc. ("Southwest Gas"), a privately-held natural gas company which was sold to Ensearch Corporation in 1994. Mr. Csendes was a founder and major stockholder of IT Network, Inc. ("ITN"), the predecessor company to Source Media, Inc. ("Source Media"), a publicly-held interactive information service company. Mr. Csendes was a director of ITN from 1988 to 1994. From 1991 to 1993, Mr. Csendes was a director of Cableshares, Inc., a publicly-held interactive software development company. Since 1985, Mr. Csendes has been an officer, director and controlling stockholder of American Banner Resources, Inc. ("ABR"), a privately-held holding company with various interests in real estate and public and private securities.

     Thomas A.N. Miller is a founder of Ansoft and has served as a director since 1984 and as Chief Financial Officer since 1994. From 1989 to 1994, Mr. Miller was an officer, director and controlling stockholder of Southwest Gas. Mr. Miller was a founder of ITN and served as Chairman of the Board of ITN from its inception in 1988 to 1994, and served as Chief Executive Officer of ITN from its inception to December 1992. Since 1981, Mr. Miller has been President, director and controlling stockholder of ABR and its predecessor companies.

     Dr. Jacob K. White became a director of the Company in February
1996. Since 1991, Dr. White has been an Associate Professor in Electrical Engineering and Computer Science at the Massachusetts Institute of Technology ("MIT"). From 1987 to 1991, he was an Assistant Professor at MIT.

     John N. Whelihan became a director of the Company in March 1996. For the past five years Mr. Whelihan has been in charge of U.S. private placements for Sun Life Assurance Company of Canada's United States operations and has served as Vice President for the past two years.

     Dr. Zoltan J. Cendes and Mr. Nicholas Csendes are brothers. There are no other family relationships between any of the directors or executive officers of the Company.

       THE BOARD RECOMMENDS VOTING FOR ALL OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board has selected KPMG Peat Marwick LLP to serve as the Company's principal accountants for the year ending April 30, 1997. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

     The proposal to ratify the selection of KPMG Peat Marwick LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present and entitled to vote on the proposal. If a proxy card is specifically marked as abstaining from voting on the proposal to approve the ratification of the selection of KPMG Peat Marwick LLP as independent accountants, the abstention will have the effect of a vote against the proposal, even though the shares represented thereby will not be counted as having been voted against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

     THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS.

                               BOARD OF DIRECTORS

COMMITTEES

         The Board met 3 times during the fiscal year ended April 30, 1996. The Board has an Audit Committee and a Compensation Committee. The Board does not have a standing Nominating Committee. No director attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which he served during the fiscal year ended April 30, 1996.

         The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees paid to the auditors, the performance of the Company's auditors and the accounting practices of the Company.

         The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the stock option plans of the Company. Dr. Jacob K. White and John
N. Whelihan, who were not at any time during the year ended April 30, 1996, or at any other time, officers or employees of the Company, are the only members of the Compensation Committee.

         The audit committee and the Compensation Committee were established in February 1996. These committees did not meet during fiscal 1996.

DIRECTOR COMPENSATION

         Directors receive $1,000 per meeting which they attend and are reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and its committees. On April 3, 1996, Dr. White and Mr. Whelihan each received an option for the purchase of 30,000 shares of Common Stock of the Company at an exercise price per share equal to $8.50, the initial offering price per share. Such options are subject to vesting over a five-year period commencing from the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the aggregate cash compensation for services in all capacities to the Company for the year ended April 30, 1996 for the Chief Executive Officer the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended April 30, 1996, and compensation received by each such individual for the Company's two prior years. (the "Named Executive Officers").


                                                                                           Long-Term
                                                                                          Compensation
                                                                                             AWARDS
                                                                                             ------
                                                               ANNUAL COMPENSATION         Securities
                                                               -------------------         Underlying
NAME AND PRINCIPAL POSITION                          YEAR     SALARY ($)   BONUS ($)       OPTIONS(#)
- ---------------------------                          ----     ----------   ---------       ----------
Nicholas Csendes                                     1996     $120,000           --            --
  President, Chief Executive Officer and             1995     $120,000           --            --
  Secretary

Zoltan J. Cendes, Ph.D.                              1996     $108,333           --            --
  Chairman of the Board and                          1995     $ 80,000           --          200,000
  Chief Research Scientist

EMPLOYEE STOCK OPTION PLANS

         1988 Stock Option Plan. The Company's 1988 Stock Option Plan (the "1988 Plan") provides for grants of both "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-qualified stock options" which are not qualified for treatment under Section 422 of the Code. The purposes of the 1988 Plan are to encourage ownership of the Common Stock of the Company by employees in order to attract employees, induce them to remain in the employ of the Company and provide additional incentive for such employees to promote the success of the Company. The term of the options granted under the 1988 Plan has generally been three years, although the 1988 Plan permits the grant of options which may remain outstanding for up to ten years from the date of grant. If an employee who has been granted an option ceases to be an employee of the Company for any reason other than death, disability or termination by the Company for cause, such employee may exercise that option only during the three-month period following the date of termination, and only to the extent that the option was exercisable on the date of termination. An employee of the Company whose employment is terminated due to death or disability may exercise outstanding options up to six months following the date of such termination to the extent that such options are exercisable on the date of termination. Options automatically expire upon termination of an employee for cause. No option granted under the 1988 Plan is transferable.

         1995 Stock Option Plan. The Company's 1995 Stock Option Plan (the "1995 Plan") provides for grants of both "incentive stock options" within the meaning of Section 422 of the Code and "non-qualified stock options" which are not qualified for treatment under the Code. The purposes of the 1995 Plan are to attract, retain and reward persons providing services to the Company and to provide incentive for such persons to contribute to the growth and profits of the Company in the future.

         The 1995 Plan provides that the options shall expire no more than ten years from the date of grant. If an employee who has been granted an option ceases to be an employee of the Company for any reason other than termination by the Company for cause, such employee may exercise that option only during the three-month period following the date of termination, and only to the extent that the option was exercisable on the date of termination. Options automatically expire upon termination of an employee for cause. No option granted under the 1995 Plan is transferable. Upon the closing of this offering, the Company intends to terminate its right of first refusal on the sale of certain shares of Common Stock issued upon the exercise of options under the 1995 Plan.

         As of April 30, 1996, options to purchase 504,411 shares of the Company's Common Stock were outstanding under the 1988 and 1995 Plans and 403,948 shares of the Company's Common Stock were reserved and available for future grants.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         Other than the Company's standard form of non-competition and confidentiality agreement, the Company does not presently have any employment contracts in effect with the Named Executive Officers or the other executive officers of the Company, including any compensatory plans or arrangements resulting from the resignation, retirement or other termination of the Named Executive Officers or the other executive officers of the Company. Compensation for the Named Executive Officers and the other executive officers of the Company is currently set by the Board of Directors of the Company.

FISCAL YEAR-END OPTION VALUES

                                                     Number of Securities            Value of Unexercised
                                                   Underlying Unexercised            In-the-Money Options
                                                       Options at FY-End                 at FY-End
                                                   EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE (1)
                                                   -------------------------     -----------------------------
Nicholas Csendes                                                      --                             --
Zoltan J. Cendes, Ph.D.                                   90,200/185,000              $376,225/$453,125


- ---------------
(1) Value per share is defined as the market price of Ansoft stock at year end minus the per share exercise price of the option. The market price of Ansoft stock on April 30, 1996 was $ 7.125.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         All executive compensation decisions made after February 1996 will be addressed by the newly-established Compensation Committee of the Board of Directors (the "Compensation Committee"), which is composed of two independent, non-employee directors, Jacob K. White and John N. Whelihan. The Compensation Committee did not make any decisions affecting the compensation of executive officers during fiscal 1996.

         Prior to the establishment of the Compensation Committee, compensation of the executive officers was established by the Board of Directors of the Company. With respect to the compensation of executive officers other than the President and Chief Executive Officer, the Board of Directors received and considered significant input from the President. There are currently no employment agreements with any of the executive officers which fix the annual salaries of the executive officers, and no part of executive compensation has been strictly tied to statistical operating performance criteria.

         Based on a review of public filings by other comparable publicly-held software companies, the Board of Directors believes that the annual base salaries and bonuses of the Company's executive officers, including its Chief Executive Officer, generally are and have been set no higher than (and in some cases, significantly lower than) the annual base salaries and bonuses paid to executive officers of other software companies. In light of the significant equity ownership of the Chief Executive Officer and some of the other executive officers, the Board of Directors has prior to fiscal 1997 judged it unnecessary to set annual base salaries and bonuses with respect to such executive officers at levels which are competitive with those of other software companies.

         During the past fiscal year, the Company has not granted bonuses to its Chief Executive Officer or its other executive officers, but may, in the discretion of the Compensation Committee, grant bonuses from time to time as it deems appropriate.

                                                  BOARD OF DIRECTORS
                                                   Nicholas Csendes
                                                   Zoltan J. Cendes
                                                  Thomas A.N. Miller
                                                    Jacob K. White
                                                   John N. Whelihan

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

         Nicholas Csendes and Thomas A.N. Miller, both executive officers of the Company, served on the Board of Directors of the Company during fiscal 1996, and at the same time served as directors and executive officers of American Banner Resources, Inc. ("ABR"). See "Certain Transactions" below. Zoltan Cendes, an executive officer of the Company, also served on the Board of Directors of the Company during fiscal 1996.

CERTAIN TRANSACTIONS

         On March 15, 1995, ABR purchased 151,500 shares of the Company's Common Stock for $200,000 of cash and a receivable for the remaining balance of $103,000 which was paid in full on January 31, 1996. The purchase price of the foregoing transaction was equal to the fair market value of the Company's Common Stock on the date of such transaction as determined by the Board of Directors.

         The Company has entered into an agreement with ABR, a principal stockholder of the Company which is controlled by Nicholas Csendes and Thomas A.N. Miller, providing for the funding by ABR of the repurchase obligations that the Company may incur as a result of the Company's agreement to redeem up to 197,008 shares of Common Stock held by employees of the Company upon their request between March 15, 1996 and March 15, 1997 for the initial purchase price paid by such employees plus 10%, or an aggregate amount (assuming all employees were to exercise their redemption rights) of $358,136.90. The funding will be provided by ABR purchasing from the Company a number of shares of Common Stock equal to the number of shares redeemed by Ansoft from the employees at the same price paid to the employees. The Company will be required to comply with these redemption obligations whether or not ABR complies with its funding obligations. The Company believes that the agreement was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

         All future transactions between the Company and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the disinterested directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

           COMPARISON OF CUMULATIVE TOTAL RETURN SINCE APRIL 3, 1996

         The following graph shows the cumulative total stockholder return on the Common Stock from April 3, 1996 (the last trading day before the date of the Company's initial public offering) through April 30, 1996, as compared to the returns of the Total Return Index for The Nasdaq Stock Market (US) and the Nasdaq Computer Index. The graph assumes that $100 was invested in the Common Stock of the Company and in the Total Return Index for The Nasdaq Stock Market
(US) and the Nasdaq Computer Index as of April 3, 1996, and assumes reinvestment of dividends.

                                                      Total Return Index          Nasdaq
  Measurement Period               Ansoft              for The Nasdaq            Computer
(FISCAL YEAR COVERED)           CORPORATION            STOCK MARKET (US)          INDEX
- ---------------------           -----------            -----------------          -----
     4/3/96                       100.00                    100.00               100.00
     4/30/96                       83.82                    107.62               113.47


                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 30, 1996 (i) by each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) by each of the Company's directors,
(iii) by the Named Executive Officer and (iv) by all current executive officers and directors as a group. The business address of each such person named below, unless otherwise noted, is Four Station Square, Suite 660, Pittsburgh, PA 15219.

                                                                Shares Beneficially
                                                                       OWNED
                                                                -------------------
                                                                            Percent of
NAME                                                             NUMBER        TOTAL
- ----                                                             ------        -----
American Banner Resources, Inc. (2)                           3,719,006        48.70%
Thomas A. N. Miller (3)                                       2,949,053        38.62%
Nicholas Csendes (4)                                          2,944,053        38.55%
Zoltan J. Cendes (5)                                            800,818        10.49%

Maier Family Trust (6)
    11999 San Vicente Blvd.
    Suite 205
    Los Angeles, CA 90049                                       600,000         7.86%
Jacob K. White                                                       --          --
John N. Whelihan (7)                                              4,000              *
All directors and officers as a group
  (4 persons) (3)(4)(5)(7)                                    2,349,724        30.77%

- ---------------
* Less than 1%.

(1) Except as indicated in the footnotes in this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2) Includes 774,953 shares held by Thomas A.N. Miller, an officer, director and controlling stockholder of ABR, and 769,953 shares held by Nicholas Csendes, also an officer, director and controlling stockholder of ABR.

(3) Includes 2,174,100 shares held by ABR, of which Mr. Miller is an officer, director and controlling stockholder, but excludes 147,000 shares held by trusts for the benefit of certain family members of Mr. Miller with respect to which trusts Mr. Miller is not a trustee and disclaims any beneficial ownership.

(4) Includes 2,174,100 shares held by ABR, of which Mr. Csendes is an officer, director and controlling stockholder, but excludes 152,000 shares held by trusts for the benefit of certain family members of Mr. Csendes with respect to which trusts Mr. Csendes is not a trustee and disclaims any beneficial ownership.

(5) Includes 90,200 shares issuable upon exercise of options exercisable within 60 days of April 30, 1996.

(6) Includes 350,000 shares held by Maier Family Trust, Residual Fund #2, and 250,000 shares held by Maier Family Trust, Marital Fund.

(7) Jointly owned with his spouse.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of the stockholders by submitting such proposals to the Company in a timely manner and by including with such proposal the information specifically called for by Rule 14a-8. In order to be so included in the Company's 1997 proxy statement and to be properly considered at the 1997 Annual Meeting, stockholder proposals must be received by the Company no later than April 14, 1997, and must otherwise comply with the requirements as set forth in Rule 14a-8.

         The Company's bylaws provide that nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of the Company entitled to notice of, and to vote at, any meeting called for the election of directors. Nominations by stockholders shall be made in writing and shall be received by the Chairperson of the Board of Directors not later than (i) with respect to an election of directors to be held at an annual meeting of Stockholders, sixty (60) days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election of directors to be held at a special meeting of stockholders, the close of business on the fifteenth (15th) day following the date on which notice of such meeting is first given to stockholders or public disclosure of the meeting is made. Such notification shall include the following information to the extent known to the notifying stockholder: (a) the name and residence address of each proposed nominee and of the nominating stockholder; (b) the principal occupation of each proposed nominee; (c) a representation that the nominating stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) the total number of shares of the Company that will be voted for each proposed nominee; (e) the total number of shares of the Company owned by the nominating stockholder; (f) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder; (g) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed with the Securities and Exchange Commission (see Item 7 of Schedule 14A to Regulation 14A of the Exchange Act); and (h) the consent of each nominee to serve as a director of the Company if so elected. If the information submitted to the Company within the time prescribed above is determined by the Chairperson of the Board of Directors to be deficient in any manner, the Chairperson of the Board of Directors shall so notify the nominating the stockholder within the time frame prescribed in the bylaws and the nominating shareholder shall have the opportunity to cure such deficiencies also in accordance with the bylaws. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

         Under Section 16(a) of the Exchange Act, the Company's directors, officers and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the Securities and Exchange Commission (the "Commission"), within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of Common Stock. Rules of the Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, the Company believes that, during fiscal 1996, all such persons complies with all applicable filing requirements.

         STOCKHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED APRIL 30 1996, AS FILED WITH THE COMMISSION WITHOUT CHARGE BY WRITING TO: INVESTOR RELATIONS, ANSOFT CORPORATION, FOUR STATION SQUARE, PITTSBURGH, PENNSYLVANIA, 15219-1119.

                               ANSOFT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 10, 1996

         The undersigned hereby appoints Nicholas Csendes and Zoltan Cendes, and either one of them, with full power of substitution to each, as proxies to represent and to vote as designated below all shares of Common Stock held of record at the close of business on July 23, 1996 by the undersigned at the Annual Meeting of Stockholders of the Company, to be held at The Sheraton Hotel, 7 Station Square, Pittsburgh, Pennsylvania on Tuesday, September 10, 1996, commencing at 9:00 a.m., local time, and at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR the proposals set forth below.

1.       Election of the Board of Directors

The Proxies shall:

Vote FOR                                 WITHHOLD AUTHORITY
all nominees listed below        [  ]    to vote for all nominees listed    [  ]
(except as indicated to the contrary)

Zoltan J. Cendes, Ph.D., Nicholas Csendes, Thomas A.N. Miller,
Jacob K. White, Ph.D., John N. Whelihan
(TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE
THROUGH THE NOMINEE'S NAME)

2.       Selection of Independent Accountants

The Proxies shall:

Vote FOR                         [  ]    WITHHOLD AUTHORITY                 [  ]

         The selection of KPMG Peat Marwick LLP, independent accountants, to audit the books and accounts of the Company for the year ending April 30, 1997.

3.       Discretionary Authority

The Proxies shall:

Vote                             [  ]    ABSTAIN                            [  ]

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE IN THE ELECTION OF DIRECTORS FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR THE INDEPENDENT ACCOUNTANTS IDENTIFIED IN PROPOSAL 2, AND SHALL HAVE DISCRETIONARY POWER TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                        Date                   ,1996
                                             ------------------